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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 21, 2002

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

                DELAWARE                                 76-0542208
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)


            1800 West Loop South
                Suite 500
              Houston, Texas                                77027
(Address of principal executive offices)                 (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 5.  OTHER EVENTS

         On August 20, 2002 Integrated Electrical Services, Inc. issued a press release announcing the repurchase of up to 2 million shares of its common stock. The press release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (C)  Exhibits

         Exhibit No.              Description
         -----------              -----------
         99.1                     Press Release dated August 20, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTEGRATED ELECTRICAL SERVICES, INC.


                                           By:      /s/ David A. Miller
                                              ----------------------------------
                                                        David A. Miller
                                                   Chief Accounting Officer


Dated:  August 21, 2002


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                                  EXHIBIT INDEX

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Exhibit No.       Description
-----------       -----------
99.1              Press Release dated August 20, 2002
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